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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) APRIL 21, 2005
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                            MICHAEL BAKER CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                  PENNSYLVANIA
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                 (State or Other Jurisdiction of Incorporation)

               1-6627                                 25-0927646
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     (Commission File Number)              (IRS Employer Identification No.)

                100 AIRSIDE DRIVE
           MOON TOWNSHIP, PENNSYLVANIA                              15108
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    (Address of Principal Executive Offices)                      (Zip Code)

                                 (412) 269-6300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


On April 21, 2005 the Board of Directors of Michael Baker Corporation approved Amendment No. 2 to Consulting Agreement between the company and Richard L. Shaw, Chairman of Michael Baker Corporation, effective April 26, 2005. The Consulting Agreement was effective April 25, 2001, and was amended by Amendment No. 1 to Consulting Agreement, effective April 26, 2003. Amendment No. 2 extends the term of Mr. Shaw's consulting agreement, which expires on April 26, 2005, on the same terms and conditions for an additional one year period expiring April 26, 2006.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MICHAEL BAKER CORPORATION


                                              By: /s/  William P. Mooney
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                                                  Executive Vice President and
                                                  Chief Financial Officer

Date:  April 26, 2005